Exh. 10.7



                                                                 EXECUTION COPY

            SIXTH AMENDMENT, CONSENT AND AGREEMENT, dated as of January 29, 2001 (this "SIXTH AMENDMENT"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"; collectively with the Administrative Agent, the "AGENTS").



                              W I T N E S S E T H :
                              - - - - - - - - - - -


            WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

            WHEREAS, the Company wishes to enter into a $16,000,000 secured revolving credit facility with The Chase Manhattan Bank as administrative agent, Chase Securities Inc, as arranger and the financial institutions listed therein as lenders, to obtain additional working capital for its business (the "NEW CREDIT AGREEMENT");

            WHEREAS, it is a condition to the New Credit Agreement that the Borrowers and certain Subsidiaries provide guarantees and first priority security interests in those assets subject to the security interests created by the Security Documents;

            WHEREAS, the Master Guarantee Agreement, the Master Pledge Agreement and the Master Security Agreement are to be amended and restated as a result of corporate reorganizations undertaken by the Parent and its Subsidiaries;

            WHEREAS, the Credit Agreement contains restrictions on the Borrowers incurring additional Indebtedness, granting additional Liens and entering into guarantees;

            WHEREAS, to effect the above arrangements the Lenders have authorized the Administrative Agent to enter into the Intercreditor Agreement and into the Amended and Restated Guarantee and Collateral Agreement;

            WHEREAS, the Borrowers have requested that the Lenders consent to entry by the Borrowers into the New Credit Agreement, and in connection therewith, and amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders are willing to agree to the requested consent, and amendments, but only on the terms and subject to the conditions contained herein;


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                                                                               2

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

            SECTION 1. DEFINITIONS.

            Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            SECTION 2. AMENDMENTS.

            2.1 AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT. (a) Section
1.01 of the Credit Agreement is hereby amended by (i) deleting in their entirety the definitions of the terms "Net Cash Proceeds" and "Security Documents" and
(ii) adding the following new definitions in their proper alphabetical order:

                  "GUARANTEE AND COLLATERAL AGREEMENT" means the Amended and Restated Guarantee and Collateral Agreement, dated on or about the date of the Sixth Amendment, to be entered into by the Borrowers and certain of their subsidiaries in favor of the Administrative Agent on behalf of the Lenders.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of January 29, 2001, between the Administrative Agent and the administrative agent under the New Credit Agreement in the form attached as Exhibit E to the New Credit Agreement.

                  "NEW CREDIT AGREEMENT" means the $16,000,000 Senior Secured Revolving Credit Agreement, dated as of January 29, 2001, among the Parent and the Company as borrowers, The Chase Manhattan Bank as administrative agent, Chase Securities Inc, as arranger and the financial institutions parties thereto, as amended from time to time.

                  "NET CASH PROCEEDS" means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document hereunder) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), including any taxes resulting from the transfer of the proceeds of such sale to the Parent or any of its Subsidiaries and, in the case of Asset Sales relating to the Communications Business, Asset Sales relating to Corporate Technical

                  Services Ltd. or the Capital Stock of Melville Exhibition Services Ltd., market shutdown costs and corporate transition costs arising in connection with such Asset Sales, in each case as described during the March 15, 2000 Lender meeting, and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                  "PRIORITY SECURITY DOCUMENTS" means the Security Documents (as defined in the New Credit Agreement) securing amounts payable in respect of the New Credit Agreement, each as executed and delivered by the grantors named therein and as may be amended or revised from time to time.

                  "SECURITY DOCUMENTS" means, collectively the Guarantee and Collateral Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrowers hereunder and under any of the other Loan Documents or any guarantee of any such obligations and liabilities.

                   "SIXTH AMENDMENT" shall mean the Sixth Amendment, Consent and
                  Agreement, dated as of January 29, 2001, to this Agreement.

                  "SIXTH AMENDMENT EFFECTIVE DATE" has the meaning assigned thereto in the Sixth Amendment.

            2.2 AMENDMENT TO SECTION 2.06 OF THE CREDIT AGREEMENT. (a) Section
2.06 of the Credit Agreement is hereby amended by inserting at the commencement of each of paragraph (c) and (g) of said Section the phrase "Subject to the provisions of the New Credit Agreement and".

                  (b) Section 2.06 of the Credit Agreement is hereby amended by inserting at the commencement of paragraph (h) of said Section the phrase "Subject to prior compliance with Section 2.06 of the New Credit Agreement, ".

                  (c) Section 2.06(i) of the Credit Agreement is deleted and the following is inserted in lieu thereof as a new Section 2.06(i):

                  "Subject to prior compliance with Section 2.06 of the New Credit Agreement, if on any date the Parent or any of its Subsidiaries receives Net Cash Proceeds from (i) any Asset Sale, other Disposition or Recovery Event, then the Borrower shall on such date apply an amount equal to 100% of such Net Cash Proceeds to the prepayment of the Term Loans and to reduce permanently the Revolving Credit Commitments, in each case as provided in Section 2.06(l) or (ii) any equity issuance by a Parent or Subsidiary, then the Borrowers shall, on such date apply an amount equal to (x), 70% of the first $83,000,000 in the aggregate of such Net Cash Proceeds to the prepayment of the Term Loans and to reduce permanently


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                                                                               4

                  the Revolving Credit Commitments, in each case as provided in
                  Section 2.06 (l) and (y) 100% of any such Net Cash Proceeds in excess of $83,000,000 in the aggregate to prepay the Term Loans and reduce permanently the Revolving Credit Commitments, in each case as provided in Section 2.06(l)."

            2.3 AMENDMENTS TO ARTICLE IV OF THE CREDIT AGREEMENT. (a) Section 4.04(b) of the Credit Agreement is hereby amended by deleting the phrase "Fifth Amendment Effective Date" where it appears therein, and inserting in lieu thereof the phrase "Sixth Amendment Effective Date";

                  (b) Section 4.16 of the Credit Agreement in hereby amended by deleting Section 4.16(a) thereof and by deleting the phrase "Master Security Agreement" where it appears in paragraph (b) thereof and inserting in lieu thereof the phrase "Guarantee and Collateral Agreement".

            2.4 AMENDMENT TO SECTION 5.05 OF THE CREDIT AGREEMENT. Section 5.05 of the Credit Agreement is hereby amended by inserting the following as a new paragraph (d) of Section 5.05:

                  "(d) NEW CREDIT AGREEMENT. The administrative agent under the New Credit Agreement shall have confirmed to the Administrative Agent that: (i) no Lender has a Revolving Credit Exposure (as defined in the New Credit Agreement); and,
                  (ii) the Borrowers have not given notice that either of them requires a Revolving Credit Loan (as defined in the New Credit Agreement) under the New Credit Agreement."

            2.5 AMENDMENTS TO ARTICLE VI OF THE CREDIT AGREEMENT. (a) Section
6.01 of the Credit Agreement is amended by deleting the words "Intentionally Deleted" from Section 6.01(j) and inserting in lieu thereof the phrase "at the same time that the Parent delivers any information to the administrative agent under the New Credit Agreement, copies of such information".

            (b) Section 6.06 of the Credit Agreement is amended by deleting the word "year" in the phrase ", PROVIDED that, in the absence of a continuing Event of Default, such visits, examination and inspection shall not occur more than once each calendar year" at the end of the Section and inserting in lieu thereof the word "quarter".

            (c) Section 6.10(a) of the Credit Agreement is amended by deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following:

            "(ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, either (x) with respect to any such assets acquired prior to the payment in full of the Obligations (as such term is defined in the Priority Security Documents) under the Priority Security Documents, a perfected second priority security interest in such assets, subject to Liens permitted by Section 7.03, or (y) with respect to any such assets acquired after the payment in full of the Obligations (as such term is defined in the Priority Security Documents) under the Priority Security Documents, a perfected first priority security interest in such assets, subject to Liens permitted by Section 7.03, in each case including without limitation, the filing of UCC financing statements in such jurisdictions as may be required by the

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                                                                               5

appropriate Security Document or by law or as may be requested by the Administrative Agent and"

            (d) Section 6.10(b) of the Credit Agreement is amended by (x) inserting in clause (i) thereof, immediately after the phrase "a perfected first priority security interest", the parenthetical "(or, if such Subsidiary is or becomes a Significant Subsidiary at any time prior to the payment in full of the Obligations (as such term is defined in the Priority Security Documents) under the Priority Security Documents, a perfected second priority security interest)", (y) inserting at the end of clause (ii) thereof the phrase "unless such delivery is required to be made to the administrative agent under the New Credit Agreement pursuant to Section 5.10 of the New Credit Agreement" and (z) deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following:

            "(iii) cause such new Subsidiary (A) to become party to the Guarantee and Collateral Agreement (or in the case of a Foreign Subsidiary, enter into guarantee and collateral arrangements reasonably acceptable to the Administrative Agent) and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders either (x) in the case of a Subsidiary which is or becomes a Significant Subsidiary at any time prior to the payment in full of the Obligations (as such term is defined in the Priority Security Documents) under the Priority Security Documents, a perfected second priority security interest (or in the case of a Foreign Subsidiary that has granted a Lien permitted by Section 7.02(k), a third priority security interest) in the collateral described in such Gurarantee and Collateral Agreement or other guarantee and collateral arrangements with respect to such Subsidiary, including, without limitation, the filing of UCC financing statements in such jurisdictions as may be requested by the Administrative Agent, subject to Liens permitted by Section 7.03, or (y) in the case of a Subsidiary which is or becomes a Significant Subsidiary at any time after the payment in full of the Obligations (as such term is defined in the Priority Security Documents) under the Priority Security Documents a perfected first priority security interest (or in the case of a Foreign Subsidiary that has granted a Lien permitted by Section 7.02(k), a second priority security interest) in the collateral described in such Guarantee and Collateral Agreement or other guarantee and collateral arrangements with respect to such Subsidiary, including, without limitation, the filing of UCC financing statements in such jurisdictions as may be requested by the Administrative Agent, subject to Liens permitted by Section 7.03, and"

            2.6 AMENDMENTS TO ARTICLE VII OF THE CREDIT AGREEMENT. (a) Section 7.02(a) of the Credit Agreement is hereby deleted and the phrase "Indebtedness of the Borrowers and the other Loan Parties under this Agreement, the other Loan Documents, the New Credit Agreement and the Loan Documents (as defined in the New Credit Agreement)" is inserted in lieu thereof as a new Section 7.02(a).

            (b) Section 7.02(d) of the Credit Agreement is hereby deleted and the phrase "Indebtedness of (i) the Parent to any Subsidiary of the Parent and
(ii) any Subsidiary which is a guarantor party to the Guarantee and Collateral Agreement or in respect of which the requirements of Section 6.10 have been complied with, to the Parent or any other Subsidiary" is inserted in lieu thereof as a new Section 7.02(d).

            (c) Section 7.02 of the Credit Agreement is hereby amended by adding a new Section 7.02(k) as follows:

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                                                                               6


            "Indebtedness incurred by Excluded Foreign Subsidiaries in an amount not to exceed $2,000,000 provided that such Indebtedness is not Guaranteed by any Loan Party"

            (d) Section 7.03(h) of the Credit Agreement is hereby amended by adding after the words "Security Documents" the phrase "and the Priority Security Documents".

            (e) Sections 7.03(n) and (o) of the Credit Agreement are hereby amended by deleting each such Section and inserting in lieu thereof the phrase "Intentionally Deleted".

            (f) Section 7.03(p) of the Credit Agreement is hereby amended by deleting the period at the end of the sentence and adding the word "and" in lieu thereof.

            (g) Section 7.03 of the Credit Agreement is hereby amended by adding a new Section 7.03(q) as follows:

            "Liens granted by a Foreign Subsidiary on its assets securing Indebtedness permitted by Section 7.02(k) incurred by such Foreign Subsidiary".

            (h) Section 7.04(a) of the Credit Agreement is hereby amended by adding after the words "Existing Credit Agreement" the phrase "and the Priority Security Documents".

            (i) Section 7.04(c) of the Credit Agreement is hereby amended by adding after the word "Agreement" where it appears in such Section the phrase "(other than Indebtedness permitted under Section 7.02(k))"

            (j) Section 7.06 of the Credit Agreement is hereby amended by deleting Section 7.06(e) and inserting the phrase "[Intentionally Deleted]" in lieu thereof.

            (k) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

            "Enter into with any Person any agreement, other than (a) this Agreement and the Loan Documents, (b) the New Credit Agreement and the Loan Documents (as defined in the New Credit Agreement) and (c) any purchase money mortgage or Capital Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Parent or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien to secure the obligations upon any of its property, assets or revenues, whether now owned or hereafter acquired."

            (l) Section 7.14 of the Credit Agreement is hereby amended by adding after the words "other than the Parent" the phrase "(other than this Agreement and the New Credit Agreement)".

            (m) Section 7.16 of the Credit Agreement is hereby amended by deleting Section 7.16(b) and inserting in lieu thereof the phrase "Intentionally Deleted".

            2.7 AMENDMENTS TO ARTICLE X OF THE CREDIT AGREEMENT (a) Section
10.02 of the Credit Agreement is hereby amended by deleting the addresses provided therein for the Parent and the Company and substituting in lieu thereof the following addresses:

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                                                                               7

The Parent:   111 West Ocean Boulevard, Suite 1110
              Long Beach, California 90802
              Attention:      Digby Davies
                              J. Whitney Markowitz
              Fax: (562) 366-0628

              with copies to:

              1633 Broadway, 23rd Floor
              New York, New York 10019
              Attention: Anna Raziano
              Telecopy: (646) 756-2735

The Company:  111 West Ocean Boulevard, Suite 1110
              Long Beach, California 90802
              Attention:      Digby Davies
                              J. Whitney Markowitz
              Fax: (562) 366-0628

              with copies to:

              1633 Broadway, 23rd Floor
              New York, New York 10019
              Attention: Anna Raziano
              Telecopy: (646) 756-2735

            (b) Section 10.06(c) of the Credit Agreement is hereby amended by inserting immediately prior to the sentence commencing "Upon acceptance and recording pursuant to..." and after the words "Administrative Questionaire" the phrase:

            "PROVIDED FURTHER that notwithstanding the foregoing no such assignment shall be made if the assigning Lender is also a Lender under the New Credit Agreement and following such assignment the assigning Lender shall have a Commitment under this Agreement of less than $2,000,000".

            SECTION 3. CONSENTS.

            3.1 CONSENT TO INTERCREDITOR AGREEMENT. The Lenders hereby consent to the execution, delivery and performance by the Borrowers and the Administrative Agent of the Intercreditor Agreement and direct the Administrative Agent to execute and deliver the Intercreditor Agreement.

            3.2 CONSENT TO NEW CREDIT AGREEMENT. The Lenders hereby consent to the execution, delivery and performance by the Parent and the Company of the New Credit Agreement and the other Loan Documents defined therein and to the incurrence of Indebtedness and the granting of Liens as contemplated therein.



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                                                                               8

            SECTION 4. MISCELLANEOUS.

            4.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. (a) After giving effect to this Sixth Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Sixth Amendment.

            (b) The Borrowers further represent and warrant that as of January 25, 2001, the Borrowers and the other Loan Parties are truly and justly indebted (including contingent liabilities in respect of Letters of Credit) to the Agents and the Lenders pursuant to the Loan Documents, in the principal amount of $358,378,142.30 plus accrued interest, fees and other amounts payable pursuant to the Loan Documents, without defense, counterclaim or offset of any kind.

            4.2 CONDITIONS TO EFFECTIVENESS OF THIS SIXTH AMENDMENT. This Sixth Amendment shall be effective as of the date first set forth above (the "SIXTH AMENDMENT EFFECTIVE DATE") upon the satisfaction of the following conditions:

            (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

            (b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted; and

            (c) receipt by the Administrative Agent of an opinion from Schulte Roth & Zabel LLP in the form agreed prior to the date of this Sixth Amendment.

            4.3 LIMITED EFFECT. Except as expressly amended by this Sixth Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Sixth Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

            4.4 GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            4.5 COUNTERPARTS. This Sixth Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Sixth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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                                                                               9

            IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                         AUDIO VISUAL SERVICES CORPORATION

                         By:  /S/    Robert K. Ellis
                              -------------------------------------------
                              Name:  Robert K. Ellis
                              Title: Chief Executive Officer




                         AUDIO VISUAL SERVICES (NY) CORPORATION

                         By:  /S/    Robert K. Ellis
                              -------------------------------------------
                              Name:  Robert K. Ellis
                              Title: Chief Executive Officer




                         THE CHASE MANHATTAN BANK

                         By:  /S/    Wendy Weinsier
                              -------------------------------------------
                              Name:  Wendy Weinsier
                              Title: Vice President

                  Each of the undersigned hereby consents to the foregoing Sixth Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Sixth Amendment.


                         AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                         By:  /S/    Digby J. Davies
                              -------------------------------------------
                              Name:  Digby J. Davies
                              Title: Executive Vice President




                         AUDIO VISUAL SERVICES GROUP, INC.

                         By:  /S/    Digby J. Davies
                              -------------------------------------------
                              Name:  Digby J. Davies
                              Title: Executive Vice President





                         VISUAL ACTION HOLDINGS INC.

                         By:  /S/    Digby J. Davies
                              -------------------------------------------
                              Name:  Digby J. Davies
                              Title: Executive Vice President




                         HRI, V.I., INC.

                         By:  /S/    Digby J. Davies
                              -------------------------------------------
                              Name:  Digby J. Davies
                              Title: Executive Vice President